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As filed with the Securities and Exchange Commission on December 4, 2001.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                             MCG Capital Corporation
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             (Exact name of registrant as specified in its charter)

                  Delaware                               54-1889518
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  (State of incorporation or organization)  (I.R.S. Employer Identification No.)

 1100 Wilson Boulevard, Suite 800, Arlington, VA                    22209
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 (Address of principal executive offices)                        (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-64596.


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                   Name of each exchange on
       to be so registered             which each class is to be registered
       -------------------             ------------------------------------

        None                                          None
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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $0.01 par value per share
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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of the Registrant's Securities to be Registered
         -----------------------------------------------------------

         The description of the common stock, $0.01 par value per share, of MCG Capital Corporation (the "Registrant") to be registered hereunder is contained under the caption "Description of Securities" in the Prospectus constituting a part of the Registration Statement on Form N-2 (No. 333-64596) filed by the Registrant with the Securities and Exchange Commission on July 5, 2001, as amended, which is incorporated herein by reference as Exhibit 1.

Item 2.  Exhibits
         --------

     The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement on Form N-2 (No. 333-64596) and are hereby incorporated herein by reference:

1. Registration Statement on Form N-2 (No. 333-64596) filed on July 5, 2001, as amended.

2. Form of Restated Certificate of Incorporation of the Registrant (Exhibit a.1 to the Registration Statement on Form N-2 (No. 333-64596)).

3. Form of Amended and Restated Bylaws of the Registrant (Exhibit b to the Registration Statement on Form N-2 (No. 333-64596)).

4. Form of Specimen of Common Stock Certificate (Exhibit d.1 to the Registration Statement on Form N-2 (No. 333-64596)).

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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 4, 2001

                                      MCG CAPITAL CORPORATION



                                      By: /s/ Samuel G. Robenstein
                                          -----------------------------------
                                          Samuel G. Rubenstein General Counsel,
                                          Executive Vice President and Secretary